[MORGAN STANLEY LOGO OMITTED]                                    April 29, 2005
                                                                     Supplement

              SUPPLEMENT DATED APRIL 29, 2005 TO THE PROSPECTUS OF
                      MORGAN STANLEY HEALTH SCIENCES TRUST
                            Dated September 30, 2004

     Effective April 28, 2005, the Trustees of the Fund approved the investment of up to 25% of the Fund's net assets in securities of emerging market countries. Therefore, the Fund's Prospectus is supplemented as follows:

     (1) The section entitled "Principal Investment Strategies" is hereby amended by adding the following sentence:

         Up to 25% of the Fund's assets may be invested in emerging market securities.

     (2) The section entitled "Principal Risks--Foreign Securities" is hereby amended by adding the following paragraph:

         Certain foreign securities in which the Fund may invest may be issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and may be less liquid than securities traded in developed countries.
         In the past, securities in these countries have offered greater potential loss than securities of companies located in developed countries.

                                     ******

     Effective April 28, 2005, the Trustees of the Fund approved the investment of up to 10% of the Fund's net assets in futures. Therefore, the Fund's
Prospectus is supplemented as follows:

     (1) The Section entitled "Additional Investment Strategy Information" is hereby amended by adding the following paragraph:

         FUTURES. The Fund may invest up to 10% of its assets in futures.
         Futures may be used to facilitate allocation of the Fund's investments among asset classes, to increase or decrease the Fund's exposure to the stock or bond markets, to generate income, or to seek to protect against a decline in securities prices or an increase in prices of securities that may be purchased.

     (2) The Section entitled "Additional Risk Information" is hereby amended by adding the following paragraph:

         FUTURES. If the Fund invests in futures, its participation in these markets would subject the Fund to investment risks to which the Fund would not be subject absent the use of these strategies. If the
         Investment Adviser's predictions of movements in the direction of the markets are inaccurate, the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                     37956SPT-02